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                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 22, 1997

                              Fine Host Corporation
             (Exact name of Registrant as specified in its charter)

             Delaware                         06-1156070
(State or other jurisdiction of           (I.R.S. Employer
incorporation or organization)            Identification No.)


  3 Greenwich Office Park Greenwich, CT                         06831
(Address of principal executive offices)                      (Zip code)

                                 (203) 629-4320
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

     The press release dated October 22, 1997, is filed as Exhibit 99.1 to this Report on Form 8-K, and is hereby incorporated herein by reference in its entirety.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

c)   Exhibits:

          99.1      Press Release dated October 22, 1997


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                      Fine Host Corporation

October 22, 1997      By:_/s/ Nelson A. Barber
                      --------------------------------------
Date                  Nelson A. Barber
                      Senior Vice President and Treasurer
                     (Duly Authorized Officer and Principal Accounting Officer)


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                                  EXHIBIT INDEX



Exhibit No.    Description


  99.1         Press Release dated October 22, 1997